QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.10

EXECUTION COPY

GRID NOTE

$3,000,000	New York, New York March 12, 2007

        On March 12, 2008 (the "Maturity Date"), the undersigned, BRIDGEPOINT EDUCATION, INC. ("Maker") promises to pay to the order of WARBURG PINCUS PRIVATE EQUITY VIII, L.P. or assigns ("Lender") at the office of Lender located at 466 Lexington Avenue, New York, New York 10017 or at any of its other offices as Lender may designate by written notice to Maker, the principal sum of THREE MILLION DOLLARS, or so much thereof as shall be advanced by Lender to Maker, in Lender's sole discretion, and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full, at the rate set forth below.

        Interest on the unpaid principal of this Note will be due and payable on the last day of each month and on the Maturity Date whether by acceleration or otherwise.

        Prior to the Maturity Date (whether by acceleration or otherwise) this Note shall bear interest at a rate equal to the Prime Rate (as defined below) plus 1.50% per annum. After the Maturity Date, this Note shall be payable on demand and shall accrue at a rate equal to the Prime Rate plus 3,50% per annum. As used herein "Prime Rate" means, with respect to an Advance, on any given day, the per annum interest rate listed by the Wall Street Journal on such day as the "base rate on corporate loans posted by at least 75% of the 30 largest U.S. banks." Any change in the Prime Rate shall become effective on the date of such change.

        Interest shall be calculated on the basis of a 365-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law.

        This Note evidences loans made by Lender to Maker in Lender's sole discretion, from time to time. The unpaid principal balance of this Note at any time shall be the total amount advanced by Lender to Maker in Lender's sole discretion, less the total amount of principal payments made hereon by Maker. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Lender on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Lender to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made.

        Requests for loans to Maker from Lender and directions as to the disposition of the proceeds thereof shall be given in writing no less than five business days prior to the requested funding date of such loan to Lender by the officers of Maker or other persons authorized to borrow on Maker's behalf. Loans shall be made in minimum increments of $250,000 or integer multiples thereof. Nothing in this Note shall be construed as an obligation of the Lender to make any advances.

        Maker shall be entitled to prepay any outstanding principal amount of this Note in whole or in part before 11:00 A.M. on any Business Day prior to the Maturity Date with respect to such principal amount without the prior consent of Lender provided that any such prepayments shall be made together with the payment of all interest accrued on the prepaid principal to the date of prepayment. Amounts prepaid shall be available to be reborrowed until the Maturity Date, subject to the discretion of the Lender to make such additional advances.

        Upon the occurrence of any of the following with respect to Maker, any indorser or any guarantor of the indebtedness evidenced by this Note: (i) default in payment of any amount due under this Note or in the payment or performance of any other Obligation or agreement of any nature or description to or with Lender hereunder or (ii) the occurrence of any "Event of Default" as such term is defined in the Loan and Security Agreement, dated as of April 12, 2004 (as amended, supplemented or modified to the date of this Note), among Comerica Bank, Maker and Bridgepoint Education Real Estate Holdings, LLC, then all of the obligations of Maker hereunder shall automatically become due and payable immediately without notice or demand.

        This Note shall be payable in lawful money of the United States of America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other obligations hereunder are due at any time that Lender receives a payment from Maker on account of this Note or any such other obligations hereunder, Lender may apply such payment to amounts due under this Note or any such other obligations hereunder in such manner as Lender, in its discretion, elects, regardless of any instructions from Maker to the contrary.

        Maker grants and pledges to Lender a continuing security interest in all presently existing and hereafter acquired or arising property described on Exhibit A hereto (the "Collateral") in order to secure a prompt repayment of any and all obligations hereunder and in order to secure prompt performance by the Maker of its obligations hereunder. Maker shall from time to time at request of Lender execute and deliver to Lender all financing statements and other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue the perfection of the Lender's security interest in the Collateral. Maker hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature or further consent of the Maker.

        The security interests created hereunder, and the payment obligations hereunder, are subject to the Subordination Agreement, dated as of the date hereof, and as amended, modified or supplemented from time to time, among the Lender, Comerica Bank and the Maker.

        Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payment) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of Maker or any indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Lender or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

        This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

        Maker will pay or reimburse Lender for all fees and expenses (including reasonable legal fees and expenses) incurred by Lender in connection with the negotiation, preparation, execution and delivery or administration of, any waiver or modification (whether or not effective) of and the enforcement of this Note and the Security Agreement.

        MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN LENDER'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

        IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, LENDER, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

BRIDGEPOINT EDUCATION, INC.
By:	/s/ DANIEL J. DEVINE
Name: Daniel J. Devine
Title: Chief Financial Officer

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	/s/ MIRIAM H. STROUSE
Name: Mimi Strouse
Title: Managing Director

QuickLinks

  Exhibit 10.10
  EXECUTION COPY
GRID NOTE